EMPLOYMENT AGREEMENT
                                 --------------------


               AGREEMENT, dated as of October 25, 1993, between Alexander
                                      -----------
          &  Alexander   Services  Inc.,   a   Maryland  corporation   (the
          "Company"), and Mr. Lawrence E. Burk ("Executive").


                                 W I T N E S S E T H
                                 - - - - - - - - - -


               WHEREAS,   Executive  has  served  the  Company  in  several
          capacities over a period of years, most recently as Global Managing Director, Business Development;

               WHEREAS, the Company believes that the services performed to date by Executive have been of substantial value to the Company and that Executive's continued service would be of great value to the Company; and

               WHEREAS, the Company desires to assure itself of Executive's continued employment and Executive is willing to continue his employment with the Company upon the terms and conditions hereinafter set forth;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and of the mutual benefits herein provided, the Company and Executive hereby agree as follows:

               1.   Term of Employment.
                    ------------------

               Except as provided in Section 8, the Company shall employ Executive for the period commencing on October 1, 1993 (the "Effective Date") and ending on August 31, 1996 ("Retirement Date").

               2.   Duties.
                    ------

               During Executive's employment hereunder, Executive agrees to serve as (i) Global Managing Director of the Company and (ii) to perform such duties as may be assigned to him from time to time by the Company which are consistent with Executive's skill, position, training and ability. During his employment hereunder, Executive shall devote his entire time, energy and skill during regular business hours (other than during periods of illness, vacation and other approved absences) to the affairs of the Company and to the promotion of its interests.

               3.   Base Compensation.
                    -----------------

               During the term of this Agreement, the Company shall pay Executive a base salary at an annual rate of not less than $308,350 in approximately equal installments payable semi-monthly. The Company shall annually review Executive's base salary and he shall be eligible for an increase in such then existing base salary, contingent on his performance and the Company's then existing merit increase guidelines applicable to employees with responsibilities and skills similar to those of Executive. During the term hereof, the Company shall not have the ability to decrease the then existing base salary of Executive without his consent.

               4.   Incentive Compensation.
                    ----------------------

               During the term of this Agreement, Executive will participate in the Company's annual and long term incentive compensation programs at a level commensurate with his position at the Company and consistent with then current policies and practices.

               5.   Restricted Stock.
                    ----------------

               In addition to any awards otherwise granted or to be granted under the terms of the Company's 1988 Long Term Incentive Compen-sation Plan or any successor plan thereto (the "Stock Plan"), but subject to the execution of this Agreement, Executive has been granted 15,000 shares of the Company's common stock which shall be restricted as to transfer and subject to forfeiture (the "Restricted Shares"). Such award of Restricted Shares shall be subject to the general terms and conditions of the Stock Plan as well as to those conditions contained in this Section 5. The restrictions on the Restricted Shares shall lapse in accordance with the following schedule, provided that Executive is still in the Company's employ on the dates set forth below:

                  Anniversary of              Number of
                the Effective Date          Shares Vested
                ------------------          -------------

                       Third                    6,000
                       Fifth                    9,000

          Notwithstanding the foregoing, Executive's right to receive the Restricted Shares shall automatically vest (i) if Executive is
                                                        -
          still in the Company's employ on the date a Change of Control (as defined in the Stock Plan) occurs or (ii) upon the termination of
                                                --
          Executive's  employment  (A)  due to  his  death,  Disability (as
                                    -
          defined in Section 9(c) hereof) or retirement with the Company's consent, (B) by the Company other than for "Cause", as described
                    -
          in  Section 9(a)  (ii)  hereof,  or (C)  by  Executive for  "Good
                                               -
          Reason," as described in Section 9(a)(iv). If Executive's employment terminates for any reason other than those stated in subsection (ii) above at a time at which all or any portion of
                      --
          the Restricted Shares are still subject to the restrictions described hereunder, Executive shall forfeit all right, title and interest to such Restricted Shares.

               6.   Supplemental Retirement Benefits.
                    --------------------------------

               (a)  Pre-55  Age and Service  Supplement.  If, prior  to the
                    -----------------------------------
          Retirement  Date,  Executive's employment  is  terminated (i)  by
                                                                     -
          reason of his  death, (ii) by the  Company other than  for Cause,
                                 --
          (iii) by  the Executive  for Good  Reason or  (iv) on  account of
           ---                                           --
          Executive's becoming disabled within the meaning of Section 9(c), then the Company shall pay Executive (or his beneficiary, if applicable) an additional retirement benefit in an amount equal to the excess, if any, of (x) the benefit that would have been
                                      -
          payable to Executive (or his beneficiary, if applicable) under the terms of the Company's Supplemental Executive Retirement Plan for Senior Management (the "SERP") if Executive had remained in the Company's employ until the Retirement Date and earned compensation during such period of deemed employment at a rate equal to the amount of his actual compensation in effect immediately prior to such termination over (y) the actual benefit
                                                      -
          payable to Executive (or his beneficiary, if applicable) under the SERP. The Company shall have no obligation to Executive (or his beneficiary) under this Section 6(a) if (i) the Company
                                                           -
          terminates Executive's  employment  for Cause  (as  described  in
          Section  9(a)(ii)),  (ii)  Executive  terminates  his  employment
                                --
          hereunder for  any reason  except on account  of Good  Reason (as described  in  Section  9(a)(iv) or  (iii)  Executive  materially
                                                ---
          breaches any of the covenants contained in Sections 10 through 15 hereof and fails to cure such breach within 10 days of receiving written notice from the Company of the actions constituting such breach.

               (b)  Special  Spouse's Benefit.  If Executive  dies prior to
                    -------------------------
          the Retirement Date while an employee of the Company or while receiving severance benefits under Section 9(b)(i) or the special disability benefit payable under Section 9(c), the Company shall pay Executive's spouse a special spouse's benefit, commencing as of the first day of the calendar month immediately following the date of Executive's death, and continuing until the first day of the month next following the Retirement Date in an amount equal to the sum of (x) the benefits that would be payable to
                            -
          Executive's spouse under  the SERP and (y) the  benefits, if any,
                                                  -
          that would be payable to Executive's spouse under Section 6(a), in each case determined as though Executive had lived until age 55, commenced payment of his benefits in the form of a 50% joint and survivor annuity and died immediately thereafter.

               (c)  Manner of Payment.  Except as  provided in Section 6(b)
                    -----------------
          above as to the time of payment of the special spouse's benefit, the additional retirement benefits payable in accordance with this Section shall be paid at the same time, in the same manner and subject to the same terms and conditions as, benefits payable to Executive under the SERP, except that in no event shall the benefits be less than the actuarial equivalent of the benefit payable thereunder at the age at which Executive elects to commence receipt of his retirement benefits. Without limiting the generality of the foregoing, upon the occurrence of a Change of Control of the Company, as defined in the SERP, the Company shall contribute to a grantor trust an amount sufficient to fund, on a present value basis, the Company's obligations, if any, to Executive (or his spouse) under Sections 6(a) or 6(b).

               (d)  No  Mitigation.    Notwithstanding   anything  in  this
                    --------------
          Agreement or the SERP to the contrary, the benefits payable to Executive under Section 6(a) shall not be reduced, offset or otherwise altered by reason of Executive's employment with any other employer during the period that such benefits are payable, unless, in connection with such employment, Executive breaches his covenants under this Agreement.

               7.   Benefits and Perquisites.
                    ------------------------

               Executive shall be entitled to participate in the employee benefit plans, policies and programs which are available generally to the Company's employees. Executive shall be provided with perquisites in accordance with the Company's plans, programs and policies generally applicable to senior officers.

               8.   Expenses.
                    --------

               The Company agrees to reimburse Executive for expenses properly incurred by him in the performance of his duties hereunder in accordance with policies established from time to time by the Company. Executive will provide the Company with substantiation of such expenses in such manner as is reasonably requested by the Company.

               9.   Termination of Employment and This Agreement.
                    --------------------------------------------

               (a)  Executive's  employment   hereunder  shall   cease  and
          terminate upon the earliest of the events specified below:

               (i)  The death of Executive.

               (ii) Termination of Executive's employment for Cause, limited to (A) a finding by the Board of Directors of the Company
                      -
          that Executive has willfully and materially failed, refused or neglected to perform and discharge his duties and responsibilities hereunder for at least 10 business days after written notice from the Company setting forth the actions or omissions, as the case may be, which constitute such failure, refusal or neglect, (B) a violation of any of the covenants set
                               -
          forth in Sections  10 through 15 hereof, (C) a material breach of
                                                    -
          Executive's fiduciary duties to the Company or any subsidiary or affiliate which results in a material detriment to the Company,
          (D)  repeated   material  gross  misconduct  by   Executive,  (E)
           -                                                             -
          commission  by Executive  of  an  intentional  tort  against  the business and operations of the Company or any member of the same controlled group of corporations (the "A&A Group") which results in a material detriment to the Company or any member of the A&A Group or (F) Executive's commission of an act
                                  -
          constituting a criminal act which the Board of Directors of the Company determines in good faith will have a material adverse impact on the business or reputation of the Company or any member of the A&A Group if Executive remains in the Company's employ.

               (iii) Termination of Executive's employment by the Company other than for Cause pursuant to 90 days' written notice to Executive.

               (iv) Termination of Executive's employment by Executive for Good Reason, limited to a termination occurring (A) within 90
                                                              -
          days following a reduction in Executive's base salary payable under Section 3, (B) within 90 days following a material breach
                             -
          of this  Agreement by the  Company, (C) within 90  days following
                                               -
          the relocation of Executive's principal place of employment to any location other than a principal city in North America, the United Kingdom, or Western Europe or (D) within 36 months
                                                     -
          following a Change of Control (as defined in the Stock Plan, as in effect on the date hereof and expressly incorporated herein by reference) which is a termination for Good Reason under the A&A Services Senior Executive Severance Plan (the "Severance Plan"). Notwithstanding the foregoing, no termination by Executive shall be treated as having been for Good Reason unless Executive shall have given the Company at least 30 days prior written notice of his intention to terminate his employment.

               (b)  Post-Termination Matters.
                    ------------------------

               (i)  Severance  Benefits.    If  Executive's  employment  is
                    -------------------
          terminated by the Company pursuant to Section 9(a)(iii) or by Executive pursuant to Section 9(a)(iv), Executive shall be entitled to receive from the Company the amount payable to Executive in accordance with the Severance Plan as in effect on the Effective Date; provided, however, that if the amount payable under the Severance Plan is increased at any time after the Effective Date, Executive shall be entitled to receive such greater amount. In addition, if Executive's employment is terminated pursuant to either Section 9(a)(iii) or 9(a)(iv) prior to the Retirement Date and Executive's Salary Continuation Period under the Severance Plan expires prior to such time, the Company shall continue to pay Executive additional severance payments in accordance with Option A of the Severance Plan from the end of the Salary Continuation Period until the first day of the calendar month next following the Retirement Date; provided, however, that the Company's obligation to make such additional severance payments shall lapse in the event that Executive (x)
                                                                         -
          begins other employment (including self-employment), (y) breaches
                                                                -
          any terms or conditions of the Severance Agreement (as defined in the Severance Plan) or (z) breaches any of his obligations under
                                  -
          this Agreement. The amounts paid to Executive pursuant to this Section shall be paid as liquidated damages and shall be in lieu of all other amounts which may be due to Executive as severance pay or otherwise as a result of the termination of Executive's employment hereunder, except that Executive's rights under Section 6 hereof and any benefit plan, policy or arrangement providing benefits other than severance shall be determined under the terms of such Section or such plan, policy or arrangement.

               (ii) Breach by Executive.  Executive agrees that his failure
                    -------------------
          to remain in the Company's employ in accordance with the terms of this Agreement may result in disruption of the ongoing business affairs of the Company. Executive therefore agrees that, in addition to any other rights or remedies available to the Company, if Executive terminates his employment hereunder other than for Good Reason as described in 9(a)(iv) and obtains (or intends to obtain) other employment, Executive shall not disclose any information regarding such employment to any third party, including, without limitation, any Client (as defined in Section 10 hereof), without the written consent of the Company for a period of 90 days after giving the Company written notice of his intent to terminate his employment with the Company. Additionally, if the Company provides Executive with written notice not later than two business days after the termination of Executive's employment, Executive shall refrain from commencing such other employment and shall refrain from publicizing his obtaining of such other employment for the period of time specified in such notice ("Notice Period"), which Notice Period shall not exceed ninety (90) days from the date of such notice. During the Notice Period, the Company shall continue compensation, benefits and perquisites for Executive at the rate and level in effect as of the termination of his employment and shall not require Executive to perform any services on behalf of the Company except to reasonably cooperate in any appropriate announcement of Executive's termination of employment with the Company.

               (c)  Disability.  Except as otherwise provided in Section 6,
                    ----------
          in the event that Executive is unable to perform his duties hereunder for a period of 180 consecutive days due to illness or physical or mental disability, the Company shall be under no further obligation to make payments to Executive under the terms of this Agreement; provided, however, that Executive shall be entitled to such benefits, if any, as are payable, and such period of leave as is available, under the Company's general employee benefit plans and policies. Notwithstanding the foregoing, if Executive becomes disabled (as determined under the preceding sentence) prior to the Retirement Date, the Company shall pay Executive until the first day of the calendar month next following the Retirement Date a special disability benefit in monthly installments equal to the excess of (i) the monthly
                                                            -
          amount of severance benefits that would have been payable to Executive under Option A of the Severance Plan, were benefits payable under that plan, over (ii) the monthly amount of any
                                            --
          other disability benefits payable to Executive under


          a plan, program or arrangement, whether public or private, maintained by the Company or to which the Company contributes; provided, however, that, the Company's obligation to make such special disability payments shall lapse in the event that Executive (x) recommences active employment with the Company or
                     -
          begins  other  employment  (including  self-employment )  or  (y)
                                                                         -
          breaches any of his obligations under this Agreement.

               10.  Confidentiality and Non-Disclosure.
                    ----------------------------------

               It is understood that in the course of Executive's employment with the Company, Executive has become and will continue to become acquainted with Confidential Information (as defined below). Executive recognizes that Confidential Information has been developed by the members of the A&A Group at great expense, is confidential and proprietary to the members of the A&A Group, and is and shall remain the exclusive property of the members of the A&A Group. Executive agrees that Executive will not without the express, written consent of the Company during the term of employment and for two (2) years after the Termination Date, disclose, copy, make any use of, or remove from the Company's premises Confidential Information (as defined below), except as may be required in the course of Executive's employment. "Confidential Information" shall mean the confidential and proprietary information of any member of the A&A Group relating to: (a) internal business and management
                                    -
          practices and  procedures; (b)  sources with  which insurance  is
                                      -
          placed;  (c) Clients'  policy  expiration  dates,  policy  terms,
                    -
          conditions, and  rates;  (d) Clients'  risk  characteristics  and
                                    -
          confidential information; (e) insurance markets and marketing for
                                     -
          Clients;  (f)  salary,  bonus  and  other  personal   information
                     -
          relating  to  employees of  any  member  of  the A&A  Group;  (g)
                                                                         -
          corporate financial and business information, strategies and plans of the Company, any member of the A&A Group, or the A&A Group as a whole; (h) corporate human resource information,
                                -
          strategies and plans of the Company, any member of the A&A Group, or the A&A Group as  a whole; (i) decisions and  deliberations of
                                         -
          committees or  boards of  any member  of the  A&A Group in  which
          Executive participates; or (j) litigation affecting any member(s)
                                      -
          of the A&A Group. As used in this section and in Section 9(b)(ii) above, "Client" shall mean those actual clients and customers, and those active prospective clients or customers of any member of the A&A Group which Executive alone, or in combination with others, handled, serviced or solicited at any time during the two year period immediately preceding the Termination Date.

               11.  Recruitment of Employees.
                    ------------------------

               Executive recognizes that the employees of each member of the A&A Group are a valuable resource of each such member. Executive agrees that he shall not, for a period of two (2) years following the Termination Date, either alone or in conjunction with any other person or entity solicit, induce or recruit any employee to leave the employ of any member of the A&A Group.

               12.  Right to New Ideas.
                    ------------------

               Any invention, improvement, innovation, new product, process, or idea made or developed by Executive, alone or in conjunction with others, during the course of Executive's employment with the Company, relating to the business of any member of the A&A Group, shall be deemed to have been made or developed by Executive solely for the benefit of such member and shall be the sole and exclusive property of such member.
          Executive shall not, either during the course of Executive's employment or after the Termination Date, use or disclose to any third party such invention, improvement, innovation or new product, process or idea, except as expressly authorized by the Company in writing.

               13.  Return of Confidential Information.
                    ----------------------------------

               As of the Termination Date Executive shall promptly return to the Company originals or copies of any and all materials, documents, notes, manuals or lists containing or embodying Confidential Information, or relating directly or indirectly to the business of any member of the A&A Group, in the possession or control of Executive.

               14.  Prior Covenants.
                    ---------------

               Executive agrees that the covenants contained in this Agreement are in addition to and not in lieu of the covenants previously entered into between Executive and members of the A&A Group ("Prior Covenants"), which Prior Covenants are set forth in Exhibit A attached hereto. Executive reaffirms the validity, reasonableness and his willingness to be bound by the terms of the Prior Covenants.



               15.  Disclosure of this Agreement.
                    ----------------------------

               As soon as reasonably possible prior to the commencement by Executive of employment with any third party during the two (2) year period following the Termination Date, Executive shall promptly furnish such new employer with a copy of this Agreement.

               16.  Remedies with Respect to Covenants.
                    ----------------------------------

               (a) The parties recognize that irreparable injury will result to the A&A Group, its business and its property in the event of a breach by Executive of the covenants contained in
          Section 9(b)(ii), and Sections 10 through 15 of this Agreement (a "Breach"). It is agreed that in the event of any Breach, or threatened Breach, the Company shall be entitled, in addition to any other remedies and damages available, to an injunction to restrain such Breach or threatened Breach. Executive agrees that any member of the A&A


          Group for which Executive performs services may enforce this Agreement. Executive and the Company agree that all reasonable expenses, including attorneys' fees, that are incurred by the party that is successful in any action involving any such covenant shall be borne by the losing party.

               (b)  If  Executive  shall  have  committed  a  Breach  under
          Section 10 or 11, and if the Company shall bring legal action for injunctive or other relief, such relief shall have the duration specified in such Section, commencing from the date such relief is granted, but reduced by the period of time elapsed between the Termination Date and such Breach.

               17.  Nature and Reformation of Covenants.
                    -----------------------------------

               (a) Executive agrees and acknowledges that nothing contained in this Agreement or the enforcement of any covenant herein alters or shall alter Executive's ability to obtain a livelihood for Executive or his family. Executive recognizes that the covenants contained in this Agreement are reasonably necessary to protect the Company's legitimate interest in the customers and accounts Executive develops as an employee and to protect Confidential Information. Executive further acknowledges that the business of the Company and the A&A Group is not confined to a specific geographical area, and that the absence of a geographical limitation in Sections 10 and 11 hereof is, in view of the nature of the business, reasonable.

               (b)  Executive  agrees  that   the  covenants  contained  in
          Section 9(b)(ii) and Sections 10 through 15 are a substantial part of the consideration being received by the Company in respect of this Agreement, and are being made by Executive expressly to induce the Company to enter into this Agreement. Executive and the Company agree that if any provision of any such covenant cannot be enforced as written, due to the length or scope of the prohibitions contained therein or for any other reason, a court or arbitrator having jurisdiction over this Agreement shall reform any such unenforceable provision so that it shall be enforceable in the manner which provides the Company and each member of the A&A Group with the greatest level of protection permissible at law.

               18.  Assignment.
                    ----------

               This Agreement shall not be assigned by either Executive or the Company except that the Company shall have the right to assign its rights hereunder to any direct or indirect parent or subsidiary of the Company or to any successor in interest of the Company whether by merger, consolidation, purchase of assets or otherwise. The Company represents and warrants that it currently has no intention to enter into any transaction which could result in this Agreement being assigned.



               19.  Survival.
                    --------

               The provisions of Section 6, Section 9(b), Section 9(c) and Sections 10 through 17 shall survive the term of this Agreement and shall continue in full force and effect in accordance with their terms.

               20.  Notices.
                    -------

               All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been given if delivered by hand or mailed within the continental United States by first-class, registered or certified mail, return receipt requested, postage and registry fees prepaid and addressed as follows:

               (a)  if to the Company:

                    Alexander & Alexander Services Inc.
                    1211 Avenue of the Americas
                    New York, NY 10036
                    Attn:  General Counsel

               (b)  if to Executive:

                    Lawrence E. Burk
                    6 Seminole Way
                    Chatham, New Jersey  07928

               Addresses may be changed by notice in writing signed by the addressee.

               21.  Disputes.
                    --------

               Any  disputes   arising  under  this   Agreement  (excepting
          disputes relating to the covenants set forth in Sections 10, 11, 12, 13, 14 and/or 15) shall be resolved by binding arbitration under the rules of the American Arbitration Association then in effect in the State of New York, by an arbitrator acceptable to both the Company and Executive. If the parties cannot agree on an acceptable arbitrator, the dispute shall be heard by a panel of three arbitrators, one appointed by each of the parties and the third appointed by the other two arbitrators. Any such

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

          arbitration shall be held in New York, New York, and the costs of such arbitration shall be borne by the party who loses such arbitration.

               22.  Miscellaneous.
                    -------------

               (a)  Entire  Agreement.     Except  as  otherwise  expressly
                    -----------------
          provided, this Agreement embodies the entire understanding between Executive and the Company, except that nothing in this Agreement shall be deemed to limit, restrict, constrain, supersede or otherwise impair the Company's rights and benefits under the terms of the Prior Covenants or of any other agreement(s) between the Company and Executive in effect on the date hereof regarding confidentially, non-competition by Executive, non-solicitation or any other matter discussed and described in Sections 10 through 17 hereof.

               (b)  Amendments.  No amendment, change,  alteration or other
                    ----------
          modification of this Agreement shall be made except in writing signed by both parties hereto.

               (c)  Headings.    The  headings in  this  Agreement  are for
                    --------
          convenience of reference only and shall not be considered as part of this Agreement nor limit or otherwise affect the meaning hereof.

               (d)  Severability.    In  case  any  one  or  more   of  the
                    ------------
          provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               (e)  Governing Law.  This Agreement shall in all respects be
                    -------------
          governed and construed in accordance with the laws of the State of Maryland.

               (f)  Withholding.  Any payments provided for herein shall be
                    -----------
          reduced by any amounts required to be withheld by the Company from time to time under applicable Federal, State or local income tax laws or similar statutes then in effect.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                              ALEXANDER & ALEXANDER SERVICES INC.

                              By:
                                  -------------------------------

                              LAWRENCE E. BURK


                              -----------------------------------

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